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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 6, 1999
                               (December 6, 1999)

                              DeVlieg-Bullard, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

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
                        Delaware                                    0-18198                        62-1270573
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     (State or Other Jurisdiction of Incorporation)               (Commission                   (I.R.S. Employer
                                                                  File Number)                Identification No.)

        1900 Case Parkway South, Twinsburg, Ohio                                                    44807
--------------------------------------------------------                                     ---------------------
        (Address of Principal Executive Offices)                                                 (Zip Code)

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       Registrant's telephone number, including area code: (330) 963-0699


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.        OTHER EVENTS.

         DeVlieg-Bullard, Inc. (the "Company") has filed a monthly operating report for the period October 1, 1999 to October 31, 1999 (the "Operating Report") with the United States Bankruptcy Court for the Northern District of Ohio, a copy of a portion of which is attached hereto as Exhibit 99.1, in connection with its voluntary petition for reorganization under Chapter 11 of title 11 of the United States Bankruptcy Code in Case No. 99-52111.

         The Company cautions investors or potential investors not to place undue reliance upon the information contained therein. The Operating Report contains unaudited information and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Operating Report is complete. The Operating Report also contains information for periods which may be shorter or otherwise different from those required in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such information may not be indicative of the Company's financial condition or operating results for the periods reflected in the Company's financial or operating results for the periods which would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Moreover, the Operating Report and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and subject to significant business, economic and competitive uncertainties and contingencies, including those described in this report, many of which are beyond the Company's control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods. Actual results for such periods may differ materially from the information contained in the Operating Report, and the Company undertakes no obligations to update or revise such Operating Report.

         This Current Report on Form 8-K, and the exhibits filed herewith, may include certain forward-looking statements. Actual results could differ materially from those reflected by the forward-looking statements contained in this document and a number of factors may affect future results, liquidity and capital resources. These factors include the ability of the Company to obtain adequate financing to fund ongoing operations and repay past due payables and Bankruptcy Court confirmation of a plan of reorganization; the ability of the Company to increase its liquidity through divestiture of certain non-core assets; the ability of the Company to obtain sufficient parts from its vendors; the ability of the Company to obtain trade credit from those vendors on favorable terms; the fact that the Company derives a substantial portion of its sales from cyclical industries, including the automotive, aerospace and housing industries; the ability to introduce new products in a timely fashion; the pace of technological changes affecting the products manufactured and services provided by the Company; the Company's substantial debt service requirements, much of which are based on variable rates; and the ability to continue to minimize operating expenses.



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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             99.1 Portions of Operating Report for the month ended October 31, 1999






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           DEVLIEG-BULLARD, INC.



Date: December 6, 1999                     By: /s/ John Haggerty
                                              ----------------------------------
                                                   John Haggerty
                                                   Chief Executive Officer






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                                  EXHIBIT INDEX



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 NO.                            EXHIBIT
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
99.1          Portions of Operating Report for the month ended October 31, 1999


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